UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 _______________

                                    FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                        MARCH 16, 2004 (JANUARY 1, 2004)
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                              FNBG BANCSHARES, INC.
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               (Exact name of registrant as specified in charter)



GEORGIA                              000-50554                    31-1830205
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(State or other                   (Commission File            (I.R.S. Employer
jurisdiction of                        Number)               Identification No.)
incorporation)


2734 MEADOW CHURCH ROAD, DULUTH, GEORGIA                             30097
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:     770-476-7777
                                                   -----------------------------



                                 NOT APPLICABLE
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     (Former name or former address, if changed since last report.)


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ITEM 1.   CHANGES IN CONTROL OF THE REGISTRANT.

     (a) First National Bank of Gwinnett (the "Bank") reorganized into a one-bank holding company structure, effective January 1, 2004. The Bank now is a wholly-owned subsidiary of FNBG Bancshares, Inc. (the "Registrant"). The reorganization occurred under the terms of an Agreement and Plan of Share Exchange between the Bank and the Registrant dated as of October 8, 2003 (the "Plan"). The Plan provided that each outstanding share of Bank common stock, except for shares held by shareholders who exercised their dissenters' rights, would be exchanged for one share of Registrant common stock. The common stock is deemed registered under Section 15(d) of the Securities Exchange Act of 1934. As of January 1, 2004, there were 478 shareholders of record of the registrant's common stock.

     As a result of the reorganization, the former shareholders of the Bank acquired control of the Registrant. The amount and source of the consideration were the 777,895 shares of Bank common stock outstanding and owned by the shareholders. The basis of the shareholders' control is their ownership of 100% of Registrant's outstanding common stock. The effective date of the reorganization was January 1, 2004. The shareholders who now control the Registrant assumed control of the Registrant from Terry C. Evans, who was its sole shareholder.

     (b) The Registrant does not know of any arrangement, including any pledge by any person of securities of the Registrant, the operation of which may at a subsequent date result in a change in control of the Registrant.

ITEM 2.   ACQUISITION AND DISPOSITION OF ASSETS.

     (a) As a result of the reorganization, the Registrant acquired ownership of 100% of the Bank as of January 1, 2004. See Item 1 above.

     (b) The Registrant will use the Bank to conduct a general banking business.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

             The financial statements required by Item 7(a) are attached as Exhibits 99.1 and 99.2 filed herewith.


     (b)     PRO FORMA FINANCIAL INFORMATION.

     The Registrant was formed on October 20, 2003 to serve as a holding company for the Bank. During the period from inception to December 31, 2003, the activities of the Registrant were limited to organization of the Registrant as a bank holding company and securing the necessary regulatory approvals to acquire the common stock of the Bank as described in Item 1. As of December 31, 2003, total assets of the Registrant were $45,000 and expenses incurred in the period from inception through December 31, 2003 were $2,500. There were no revenues recorded in the accounts in the period from inception through December 31, 2003. Both total assets and expenses of the Registrant are immaterial to the financial position and results of operations of the Bank, respectively. Therefore, pro forma financial information required to be furnished pursuant to Article 11 of Regulation S-X is not meaningful and is therefore not included in this amended Current Report on Form 8-K.



     (c)     EXHIBITS.

     (2). Agreement and Plan of Share Exchange, dated as of October 8, 2003, between the Bank and the Registrant.*

     (23.1)  Consent of Porter, Keadle Moore, LLP dated March 16, 2004.

     (99.1) Financial Statements, December 31, 2002 and 2001 (with Independent Accountant's Report Thereon).

     (99.2)  Financial Statements, December 31, 2003 (unaudited).


* Previously filed as an exhibit to Current Report on Form 8-K filed January 16, 2004.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FNBG BANCSHARES, INC.


                                    By:  /s/ Martha E. Brown
                                         ---------------------------------------
                                             Martha E. Brown
                                             Chief Financial Officer


                                    Date:    March 16, 2004
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